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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 24, 2006

                              CROSSTEX ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                   000-50536               52-2235832
-------------------------------       ------------         -------------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)

           2501 CEDAR SPRINGS, SUITE 100
                   DALLAS, TEXAS                                 75201
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      (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (214) 953-9500


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 24, 2006, Crosstex Energy, Inc. (the "Registrant") issued a press release reporting its financial results for the quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and will be published on the Registrant's website at www.crosstexenergy.com. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

       (d)   Exhibits.

       In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Exchange Act.

       EXHIBIT
       NUMBER      DESCRIPTION
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         99.1      Press release dated July 24, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CROSSTEX ENERGY, INC.


Date:  July 24, 2006                           By:  /s/ William W. Davis
                                                    ----------------------------
                                                    William W. Davis
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
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99.1        Press release dated July 24, 2006.